UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JULY 26, 2001

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-26321                98-0204105
(State or other jurisdiction of       (Commission            (IRS Employer
       incorporation)                 File Number)         Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
         (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial statements of businesses acquired:  Not applicable.

         (b)   Pro forma financial information:  Not applicable.

         (c)   Exhibits:

               REGULATION
               S-K NUMBER                 DOCUMENT

                  99.1         Executive Summary dated July 26, 2001
                  99.2         Management and Technical Team dated July 26, 2001
                  99.3         Board of Directors dated July 26, 2001

ITEM 8.        CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.        REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the documents filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GASCO ENERGY, INC.


July 26, 2001                     By:  /s/ Mark Ericson
                                     -----------------------------------------
                                        Mark Ericson
                                        Chief Executive Officer and
                                        President